SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 14, 2000
                        (Date of earliest event reported)


                                PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                    0-28597                  33-0780055
(State or other              (Commission              (IRS Employer
 jurisdiction of              File Number             Identification
 incorporation)                                           Number)


  161 West 54th Street, Suite 602, New York, New York      10019
 (Address of principal executive offices)               (Zip Code)



Registrant's telephone number including area code (212) 707-8661


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

           16.    Letter from Mazars & Guerard, LLP.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRETORY USA, INC.


                                           By:  /s/ Raquel Velasco
                                               Raquel Velasco
                                               Chairman of the Board and
                                               President

Dated:   May 17, 2000